UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Legg Mason Western Asset Global High Yield Bond Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with the preservation of capital.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Global High Yield Bond Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy was weak during the first half of the twelve-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the year.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

Legg Mason Western Asset Global High Yield Bond Fund	I

Letter from the chairman continued

One area that remained weak — and could hamper the magnitude of economic recovery — was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed maintained this stance through the end of 2009 and during its first meeting in January 2010. In conjunction with its January 2010 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.14% and 3.85%, respectively. Over the twelve months ended December 31, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded during the twelve-month reporting period, driving spread sector (non-Treasury) prices higher. For the twelve months ended December 31, 2009, the Barclays Capital U.S. Aggregate Indexvi returned 5.93%.

The high-yield bond market produced very strong results during the twelve months ended December 31, 2009. In sharp contrast to its poor results in 2008, the asset class posted positive returns during eleven of the twelve months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexvii returned 58.76% for the twelve months ended December 31, 2009.

Emerging market debt prices rallied sharply — posting positive returns during every month but February of 2009. This rally was triggered by rising commodity prices, optimism that the worst of the global recession was over

II	Legg Mason Western Asset Global High Yield Bond Fund

and increased investor risk appetite. Over the twelve months ended December 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 28.18%.

Special shareholder notice

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Effective September 11, 2009, the Fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan and Keith J. Gardner. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the Fund. Messrs. Leech, Walsh and Buchanan have been portfolio managers of the Fund since 2006. Mr. Gardner became a portfolio manager of the Fund in 2007. Messrs. Leech, Walsh, Buchanan and Gardner are employed by Western Asset Management Company. The portfolio managers lead the team and their focus is on portfolio structure, including sector allocation, durationix weighting and term structure decisions.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Legg Mason Western Asset Global High Yield Bond Fund	III

Letter from the chairman continued

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 29, 2010

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

IV	Legg Mason Western Asset Global High Yield Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with the preservation of capital. The Fund invests primarily in high-yield fixed-income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal market conditions, the Fund invests at least 80% of its assets in high-yield bonds and related investments. Under normal circumstances, the Fund will be invested in at least three countries, one of which may be the U.S. The Fund may invest without limitation in foreign securities and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market staged a historic rally as corporate bonds recovered sharply from the financial crisis of 2008. The demand for risk re-emerged, in large part due to aggressive actions taken by the Federal Reserve Board (“Fed”)i, the U.S. Department of the Treasury and other government entities.

As the reporting period began, we were beginning to emerge from a “flight to quality” that was triggered by the seizing credit markets. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, while riskier portions of the bond market performed poorly.

However, in the spring of 2009, conditions in the credit markets improved, as there were signs that the economy was stabilizing and investor risk aversion abated. This led to a strong rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was strong demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The high-yield bond market also experienced periods of volatility during the fiscal year. After rallying in December 2008 (before the reporting period began) and in January 2009, weak economic data in the first quarter of 2009 triggered another flight to quality and caused high-yield prices to weaken

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	1

Fund overview continued

through early March. However, when economic data began to stabilize in the second quarter and upon the release of the U.S. Treasury sponsored bank “stress” tests in May, the rally was renewed. The stress tests were viewed as benign and provided relief to investors that the doomsday predictions by some in January and February that banks were generally insolvent were erroneous.

The high-yield market staged an impressive rally during the last ten months of the fiscal year. The market was supported by improving technicals, optimism regarding the government’s initiatives to stabilize the financial system, some encouraging corporate earnings news and signs that the recession was drawing to a close. Collectively, investor risk appetite steadily returned and, despite rising default rates, demand for riskier high-yield securities increased. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexii (the “Index”) returned 58.76% for the twelve months ended December 31, 2009. During this period, as measured by the Index, lower-rated CCC-rated bonds outperformed higher-rated BB-rated securities, returning 95.28% and 45.88%, respectively.

While the emerging market debt asset class also generated strong absolute returns during the fiscal year, it lagged the exceptional gains in the U.S. high-yield market. Over the twelve months ended December 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iii returned 28.18%.

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the portfolio during the reporting period. At the end of 2008, a number of large financial institutions’ securities were downgraded to below investment grade status. As a result, the Financials sector portion of the Barclays Capital Global High Yield Index (Hedged)iv, the Fund’s benchmark, substantially increased. Given valuations that implied a high probability of default despite evidence of stabilizing fundamentals at many of these banks, we significantly increased the portfolio’s exposure to the Financials sector in an attempt to reduce its underweight versus the benchmark.

As a hedge against our lower-quality bias in the portfolio and given the weakness in the economy, we emphasized more defensive industries that generally hold up relatively well during economic declines, including Health Care and Energy. When the sharp rally continued into the fourth quarter and valuations improved dramatically, we sought to reduce the level of risk in the portfolio and increased the overall quality of the Fund by reducing its significant overweight to CCC-rated securities. We also sought to further diversify the portfolio by increasing its emerging market exposure.

The Fund utilized credit default swaps during the fiscal year to increase its credit exposure. Currency contracts were used to hedge our non-U.S. dollar security exposure. The use of these derivative instruments was a modest detractor from performance.

2	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

Performance review

For the twelve months ended December 31, 2009, Class A shares of Legg Mason Western Asset Global High Yield Bond Fund, excluding sales charges, returned 56.50%. The Fund’s unmanaged benchmark, the Barclays Capital Global High Yield Index (Hedged), returned 57.70% over the same time frame. The Lipper High Current Yield Funds Category Average1 returned 46.41% for the same period.

PERFORMANCE SNAPSHOT as of December 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Legg Mason Western Asset Global High Yield Bond Fund:
Class A	22.17%	56.50%
Class B	21.76%	55.77%
Class C	21.89%	55.82%
Class I	22.36%	57.05%
Barclays Capital Global High Yield Index (Hedged)	21.23%	57.70%
Lipper High Current Yield Funds Category Average[1]	19.45%	46.41%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
The 30-Day SEC Yields for the period ended December 31, 2009 for Class A, B, C and I shares were 8.23%, 8.02%, 8.09% and 8.90%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 30, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.30%, 1.72%, 1.69% and 0.86%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 474 funds for the six-month period and among the 459 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	3

Fund overview continued

Q. What were the leading contributors to performance?

A. The portfolio’s quality biases were the largest contributors to relative performance during the period. The portfolio’s overweight to CCC and below-rated securities benefited from improved demand, as investors looked to receive the historically high incremental yield given the low interest rate environment. The Fund also benefited from its underweight to BB-rated securities, which underperformed the benchmark as high-yield managers tended to favor securities further out the risk spectrum.

Also contributing to results was the Fund’s overall underweight to emerging market debt, as the asset class lagged the global high-yield market during the reporting period. In particular, the Fund’s underweight to Turkey was beneficial. However, we did find attractive opportunities in several emerging market countries and were rewarded for having overweight positions in Brazil and Russia.

Overall security selection was a positive for results. In addition to adding value from the holdings we owned, the Fund was underweight or had no exposure to fourteen of the twenty worst performers in the benchmark. What’s more, the annual default rate of the Fund’s holdings (5.5%) was significantly less than the benchmark’s default rate (12.7%).

In terms of individual holdings, meaningful contributors to performance included our overweight positions in utility company Energy Future Holdings Corp. and direct marketing company Affinion Group Inc. Energy Future Holdings Corp., a lower-quality holding, rallied sharply during the period. Our exposure to these subordinated debt holdings generated significant outperformance. Energy Future Holdings Corp.’s earnings results have been stable, as they have substantial hedges in place for their production. Despite being highly levered, the company has no near-term maturities and, we believe, has time to address its debt issues. Affinion Group Inc. outperformed the benchmark and benefited from stable sales and EBITDAv versus its peers despite a depressed economic environment.

Q. What were the leading detractors from performance?

A. Sector selection, as a whole, was a detractor from relative performance over the fiscal year. As a hedge to the portfolio’s aggressive ratings positioning, we maintained defensive sector and industry positions. The defensive sectors of the market underperformed the higher-risk areas. In addition, Financials became a larger part of the high-yield market during the fiscal year. Despite adding exposure to the Financials sector, we continued to be underweight, which detracted from performance during the twelve-month reporting period.

An underweight to the European high-yield market also detracted, as it outperformed the U.S. high-yield market. We chose to underweight the

4	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

European market because we felt the U.S. offered more compelling risk-adjusted opportunities. Our somewhat higher-quality bias in our emerging market exposure also detracted from results.

An underweight in the Information Technology (“IT”) sector was another detractor from the Fund’s relative performance, as this sector was one of the top performers within the benchmark during the reporting period. IT was a sector that came under tremendous distress in 2008 as a number of leveraged buyout technology companies weakened dramatically. Also detracting from performance was our overweight in Utilities, historically a defensive industry. The sector was negatively impacted by the poor performance of both Electric Utilities and Gas Utilities issuers.

In terms of individual holdings, an underweight in Ford Motor Credit Co. was a drag on the Fund’s performance. Its bonds rallied as economic conditions stabilized and the company weathered the economic downturn better than its U.S. automaker peers. Finally, a lack of exposure to Argentina was also a detractor as the country performed well during the fiscal year.

Thank you for your investment in Legg Mason Western Asset Global High Yield Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2010

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	5

Fund overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 34 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Consumer Discretionary (18.9%), Financials (16.0%), Materials (12.7%), Energy (11.6%) and Industrials (9.2%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iv

The Barclays Capital Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

[v]	EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.

6	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

Fund at a glance†(unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of December 31, 2009 and December 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held for the six months ended December 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	22.17%	$1,000.00	$1,221.70	1.16%	$6.50
Class B	21.76	1,000.00	1,217.60	1.70	9.50
Class C	21.89	1,000.00	1,218.90	1.63	9.12
Class I	22.36	1,000.00	1,223.60	0.84	4.71

[1]	For the six months ended December 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,019.36	1.16%	$5.90
Class B	5.00	1,000.00	1,016.64	1.70	8.64
Class C	5.00	1,000.00	1,016.99	1.63	8.29
Class I	5.00	1,000.00	1,020.97	0.84	4.28

[1]	For the six months ended December 31, 2009.

[2]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	9

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 12/31/09	56.50%	55.77%	55.82%	57.05%
Five Years Ended 12/31/09	4.19	3.60	3.73	4.60
Ten Years Ended 12/31/09	6.08	5.49	5.58	6.49

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 12/31/09	49.78%	51.27%	54.82%	57.05%
Five Years Ended 12/31/09	3.29	3.46	3.73	4.60
Ten Years Ended 12/31/09	5.62	5.49	5.58	6.49

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (12/31/99 through 12/31/09)		80.36%
Class B (12/31/99 through 12/31/09)		70.58
Class C (12/31/99 through 12/31/09)		72.09
Class I (12/31/99 through 12/31/09)		87.45

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

10	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B, C AND I SHARES OF LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND VS. BARCLAYS CAPITAL GLOBAL HIGH YIELD INDEX (HEDGED)† — December 1999 - December 2009

†	Hypothetical illustration of $10,000 invested in Class A, B, C and I shares of Legg Mason Western Asset Global High Yield Bond Fund on December 31, 1999, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The Barclays Capital Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	11

Schedule of investments

December 31, 2009

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

CORPORATE BONDS & NOTES — 85.1%
CONSUMER DISCRETIONARY — 16.6%
		Auto Components — 1.1%
530,000		Affinia Group Inc., Senior Secured Notes, 10.750% due 8/15/16(a)	$577,037
		Allison Transmission Inc., Senior Notes:
105,000		11.000% due 11/1/15(a)	110,774
2,395,600		11.250% due 11/1/15(a)(b)	2,515,380
230,000		American Axle & Manufacturing Holdings Inc., Senior Secured Notes, 9.250% due 1/15/17(a)	234,600
		Europcar Groupe SA:
1,103,000	EUR	Senior Secured Subordinated Bonds, 4.214% due 5/15/13(a)(c)	1,332,166
1,965,000	EUR	Senior Subordinated Notes, 8.125% due 5/15/14(a)	2,408,471
540,000		Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	234,900
595,000		TRW Automotive Inc., Senior Notes, 8.875% due 12/1/17(a)	621,775
		Visteon Corp., Senior Notes:
201,000		8.250% due 8/1/10(d)	53,768
1,945,000		12.250% due 12/31/16(a)(d)	826,625
		Total Auto Components	8,915,496
		Automobiles — 0.4%
		Motors Liquidation Co.:
8,110,000		Senior Debentures, 8.375% due 7/15/33(d)	2,230,250
3,170,000		Senior Notes, 7.200% due 1/15/11(d)	871,750
		Total Automobiles	3,102,000
		Diversified Consumer Services — 0.4%
		Service Corp. International, Senior Notes:
555,000		7.625% due 10/1/18	552,225
625,000		7.500% due 4/1/27	559,375
2,145,000		Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes, 10.250% due 12/1/17(a)	2,193,263
		Total Diversified Consumer Services	3,304,863
		Hotels, Restaurants & Leisure — 5.3%
1,720,000		Ameristar Casinos Inc., Senior Notes, 9.250% due 6/1/14(a)	1,793,100
		Boyd Gaming Corp., Senior Subordinated Notes:
285,000		6.750% due 4/15/14	258,281
780,000		7.125% due 2/1/16	682,500
512,000		Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19(a)	341,760
870,000	EUR	Codere Finance Luxembourg SA, 8.250% due 6/15/15(a)	1,109,998

See Notes to Financial Statements.

12	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Hotels, Restaurants & Leisure — 5.3% continued
2,250,000		Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	$1,864,687
		El Pollo Loco Inc.:
3,360,000		Senior Notes, 11.750% due 11/15/13	3,074,400
1,535,000		Senior Secured Notes, 11.750% due 12/1/12(a)	1,600,238
		Harrah’s Operating Co. Inc.:
3,205,000		Senior Notes, 10.750% due 2/1/16	2,628,100
		Senior Secured Notes:
965,000		10.000% due 12/15/15(a)	791,300
1,570,000		11.250% due 6/1/17(a)	1,650,462
3,490,000		Harrah’s Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17(a)	3,668,862
2,650,000		Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	1,735,750
5,320,000		Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(d)(e)	2,227,750
1,330,000		Landry’s Restaurants Inc., Senior Secured Notes, 11.625% due 12/1/15(a)	1,416,450
1,262,000	GBP	Marstons Issuer PLC, Secured Bonds, 5.641% due 7/15/35(c)	1,477,047
		MGM MIRAGE Inc.:
		Senior Notes:
100,000		8.500% due 9/15/10	100,000
4,340,000		11.375% due 3/1/18(a)	3,906,000
		Senior Secured Notes:
270,000		10.375% due 5/15/14(a)	294,300
645,000		11.125% due 11/15/17(a)	717,563
2,050,000		Senior Subordinated Notes, 8.375% due 2/1/11	1,952,625
1,980,000		Mohegan Tribal Gaming Authority, Senior Secured Notes, 11.500% due 11/1/17(a)	2,029,500
1,970,000		NCL Corp. Ltd., Senior Secured Notes, 11.750% due 11/15/16(a)	1,955,225
580,000		Penn National Gaming Inc., Senior Subordinated Notes, 8.750% due 8/15/19(a)	595,950
1,780,000		Pinnacle Entertainment Inc., Senior Notes, 8.625% due 8/1/17(a)	1,824,500
1,545,000		Sbarro Inc., Senior Notes, 10.375% due 2/1/15	1,220,550
1,285,000		Snoqualmie Entertainment Authority, Senior Secured Notes, 4.680% due 2/1/14(a)(c)	636,075
		Station Casinos Inc., Senior Notes:
1,295,000		6.000% due 4/1/12(d)(e)	202,344
3,765,000		7.750% due 8/15/16(d)(e)	607,106

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	13

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Hotels, Restaurants & Leisure — 5.3% continued
565,000		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Secured Notes, 7.875% due 11/1/17(a)	$574,888
		Total Hotels, Restaurants & Leisure	42,937,311
		Household Durables — 1.1%
		American Greetings Corp., Senior Notes:
820,000		7.375% due 6/1/16	803,600
470,000		7.375% due 6/1/16	432,400
		Norcraft Cos. LP/Norcraft Finance Corp.:
2,810,000		Senior Secured Notes, 10.500% due 12/15/15(a)	2,894,300
2,820,000		Senior Subordinated Notes, 9.000% due 11/1/11(e)	2,823,525
1,667,000		Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12(e)	1,608,655
		Total Household Durables	8,562,480
		Leisure Equipment & Products — 0.5%
2,553,000	EUR	Carlson Wagonlit BV, Senior Notes, 6.472% due 5/1/15(a)(c)	2,781,489
900,000	EUR	Cirsa Capital Luxembourg, Senior Notes, 7.875% due 7/15/12(a)	1,245,038
		Total Leisure Equipment & Products	4,026,527
		Media — 5.3%
		Affinion Group Inc.:
1,920,000		Senior Notes, 10.125% due 10/15/13	1,982,400
		Senior Subordinated Notes:
1,145,000		10.125% due 10/15/13	1,182,212
4,921,000		11.500% due 10/15/15	5,179,352
1,224,224		CCH II LLC/CCH II Capital Corp., Senior Notes, 13.500% due 11/30/16(a)	1,435,403
3,315,000		Cengage Learning Acquisitions Inc., Senior Subordinated Notes, 13.250% due 7/15/15(a)	3,236,269
4,760,000		Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)	5,355,000
39,000		CMP Susquehanna Corp., 3.531% due 5/15/14(a)(c)(e)(f)	13,496
1,865,000		CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15(a)	1,995,550
		DISH DBS Corp., Senior Notes:
80,000		7.000% due 10/1/13	82,700
4,075,000		7.875% due 9/1/19	4,294,031
		Globo Communicacoes e Participacoes SA:
2,665,000		Bonds, 7.250% due 4/26/22(a)	2,798,250
120,000		Senior Bonds, 7.250% due 4/26/22(a)	126,000
1,050,000	EUR	ITV PLC, Senior Notes, 10.000% due 6/30/14	1,584,779

See Notes to Financial Statements.

14	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Media — 5.3% continued
546,000	EUR	Kabel Deutschland GmbH, Senior Notes, 10.750% due 7/1/14	$831,638
1,260,000	EUR	Lighthouse International Co. SA, Senior Secured Notes, 8.000% due 4/30/14(a)	1,210,203
770,000		NET Servicos de Comunicacao SA, Bonds, 7.500% due 1/27/20(a)	789,250
130,000		R.H. Donnelley Corp., Senior Discount Notes, 6.875% due 1/15/13(d)	12,838
1,825,000		Sun Media Corp., Senior Notes, 7.625% due 2/15/13	1,672,156
3,380,000		Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14(a)	3,739,125
		UPC Holding BV, Senior Notes:
2,500,000	EUR	8.000% due 11/1/16(a)	3,458,439
835,000		9.875% due 4/15/18(a)	885,100
450,000		Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	476,438
		Total Media	42,340,629
		Multiline Retail — 0.8%
225,000		Dollar General Corp., Senior Notes, 10.625% due 7/15/15	250,312
		Neiman Marcus Group Inc.:
2,848,289		Senior Notes, 9.000% due 10/15/15(b)	2,798,444
1,855,000		Senior Secured Notes, 7.125% due 6/1/28	1,641,675
1,800,000		Parkson Retail Group Ltd., Senior Bonds, 7.875% due 11/14/11	1,843,535
		Total Multiline Retail	6,533,966
		Specialty Retail — 1.3%
1,985,000		Blockbuster Inc., Senior Secured Notes, 11.750% due 10/1/14(a)	1,895,675
2,090,000	EUR	Edcon Proprietary Ltd., Senior Notes, 3.964% due 6/15/14(a)(c)	1,941,485
700,000		Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	719,250
1,479,000		Flooring America Inc., Senior Notes, 9.250% due 10/15/07(d)(e)(f)	0
205,000		Limited Brands Inc., Senior Notes, 8.500% due 6/15/19(a)	223,963
		Michaels Stores Inc.:
2,698,000		Senior Notes, 10.000% due 11/1/14	2,805,920
810,000		Senior Subordinated Bonds, 11.375% due 11/1/16	856,575
2,230,000		Senior Subordinated Notes, step bond to yield 12.498% due 11/1/16	1,850,900
		Total Specialty Retail	10,293,768
		Textiles, Apparel & Luxury Goods — 0.4%
3,135,000		Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	3,464,175
		TOTAL CONSUMER DISCRETIONARY	133,481,215

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	15

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

CONSUMER STAPLES — 1.4%
		Food Products — 0.9%
770,000		Bumble Bee Foods LLC, Senior Secured Notes, 7.750% due 12/15/15(a)	$773,850
1,050,000	EUR	Campofrio Food Group SA, Senior Notes, 8.250% due 10/31/16(a)	1,510,872
1,900,000		Ciliandra Perkasa Finance Co. Pte Ltd., Senior Notes, 10.750% due 12/8/11(a)	1,952,634
1,200,000		Del Monte Corp., Senior Subordinated Notes, 7.500% due 10/15/19(a)	1,242,000
		Dole Food Co. Inc.:
39,000		Senior Notes, 13.875% due 3/15/14(a)	47,092
940,000		Senior Secured Notes, 8.000% due 10/1/16(a)	958,800
450,000		Smithfield Foods Inc., Senior Secured Notes, 10.000% due 7/15/14(a)	490,500
		Total Food Products	6,975,748
		Household Products — 0.1%
890,000		American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12(a)	892,225
100,000		Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes, 7.750% due 10/15/16(a)	102,750
		Total Household Products	994,975
		Personal Products — 0.1%
1,040,000		Revlon Consumer Products Corp., Senior Secured Notes, 9.750% due 11/15/15(a)	1,079,000
		Tobacco — 0.3%
		Alliance One International Inc., Senior Notes:
1,060,000		10.000% due 7/15/16(a)	1,118,300
980,000		10.000% due 7/15/16(a)	1,033,900
		Total Tobacco	2,152,200
		TOTAL CONSUMER STAPLES	11,201,923
ENERGY — 11.0%
		Energy Equipment & Services — 0.9%
2,060,000		Basic Energy Services Inc., Senior Secured Notes, 11.625% due 8/1/14	2,214,500
900,000		Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	892,125
840,000		Geokinetics Holdings Inc., Senior Secured Notes, 9.750% due 12/15/14(a)	829,500
720,000		GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	720,000
905,000		Hercules Offshore LLC, Senior Secured Notes, 10.500% due 10/15/17(a)	959,300

See Notes to Financial Statements.

16	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Energy Equipment & Services — 0.9% continued
845,000		Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	$851,337
730,000		North American Energy Alliance LLC/North American Energy Alliance Finance Corp., Senior Secured Notes, 10.875% due 6/1/16(a)	779,275
		Total Energy Equipment & Services	7,246,037
		Oil, Gas & Consumable Fuels — 10.1%
1,540,000		Adaro Indonesia PT, Notes, 7.625% due 10/22/19(a)	1,530,375
1,640,000		Arch Coal Inc., Senior Notes, 8.750% due 8/1/16(a)	1,742,500
2,320,000		Atlas Pipeline Partners LP, Senior Notes, 8.750% due 6/15/18	2,064,800
7,042,000		Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	6,619,480
1,570,000		Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	1,715,225
		Chesapeake Energy Corp., Senior Notes:
670,000		6.375% due 6/15/15	659,950
1,395,000		6.250% due 1/15/18	1,346,175
3,975,000		7.250% due 12/15/18	4,024,688
1,100,000		Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	1,097,250
525,000		Compagnie Generale de Geophysique-Veritas, Senior Notes, 9.500% due 5/15/16(a)	564,375
4,623,679		Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 1.784% due 4/15/10(a)(b)(c)(f)	3,768,298
3,470,000		Ecopetrol SA, Senior Notes, 7.625% due 7/23/19	3,863,845
		El Paso Corp., Medium-Term Notes:
245,000		7.375% due 12/15/12	252,873
2,050,000		7.800% due 8/1/31	1,940,188
435,000		Encore Acquisition Co., Senior Subordinated Notes, 9.500% due 5/1/16	461,100
		Enterprise Products Operating LLP:
1,760,000		Junior Subordinated Notes, 8.375% due 8/1/66(c)	1,718,124
815,000		Subordinated Notes, 7.034% due 1/15/68(c)	748,875
1,990,000		Forest Oil Corp., Senior Notes, 8.500% due 2/15/14(a)	2,089,500
100,000		Griffin Coal Mining Co. Pty Ltd., Senior Notes, 9.500% due 12/1/16(a)(d)	59,625
1,000,000		Indo Integrated Energy BV, Senior Subordinated Notes, 9.000% due 6/1/12	1,010,078
1,404,000	GBP	Infinis PLC, Senior Notes, 9.125% due 12/15/14(a)	2,313,097
3,735,000		International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	3,608,944
2,880,000		KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(a)	3,132,000
		LUKOIL International Finance BV:
210,000		Bonds, 6.656% due 6/7/22(a)	201,600

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	17

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 10.1% continued
1,800,000	Notes, 6.356% due 6/7/17(a)	$1,777,500
1,720,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	1,780,200
2,320,000	Murray Energy Corp., Senior Secured Notes, 10.250% due 10/15/15(a)	2,320,000
	OPTI Canada Inc., Senior Secured Notes:
1,360,000	9.000% due 12/15/12(a)	1,397,400
1,415,000	8.250% due 12/15/14	1,172,681
205,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	208,331
1,280,000	Petrobras International Finance Co., Senior Notes, 6.875% due 1/20/40	1,321,727
	Petrohawk Energy Corp., Senior Notes:
760,000	9.125% due 7/15/13	798,000
610,000	7.875% due 6/1/15	619,150
1,720,000	Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes, 9.750% due 8/14/19(a)	1,932,850
	Petroplus Finance Ltd., Senior Notes:
1,215,000	6.750% due 5/1/14(a)	1,148,175
390,000	7.000% due 5/1/17(a)	352,950
	Plains Exploration & Production Co., Senior Notes:
1,735,000	10.000% due 3/1/16	1,908,500
1,000,000	8.625% due 10/15/19	1,032,500
	Quicksilver Resources Inc., Senior Notes:
1,080,000	8.250% due 8/1/15	1,112,400
1,450,000	11.750% due 1/1/16	1,653,000
6,540,000	SandRidge Energy Inc., Senior Notes, 8.625% due 4/1/15(b)	6,572,700
1,221,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	1,095,848
1,300,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	1,353,625
310,000	Tennessee Gas Pipeline Co., Senior Notes, 8.000% due 2/1/16	357,275
2,470,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	2,358,850
	Whiting Petroleum Corp., Senior Subordinated Notes:
650,000	7.250% due 5/1/12	656,500
2,155,000	7.000% due 2/1/14	2,173,856
	Total Oil, Gas & Consumable Fuels	81,636,983
	TOTAL ENERGY	88,883,020
FINANCIALS — 14.4%
	Capital Markets — 0.0%
1,905,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes, 5.250% due 2/6/12(d)	381,000

See Notes to Financial Statements.

18	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Commercial Banks — 2.9%
1,400,000		BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes, 5.625% due 3/8/35	$1,124,126
900,000		Credit Agricole SA, Subordinated Notes, 8.375% due 10/13/19(a)(c)(g)	957,025
2,900,000		ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(a)(c)	2,607,042
2,080,000		Rabobank Nederland NV, Junior Subordinated Notes, 11.000% due 6/30/19(a)(c)(g)	2,543,091
		Royal Bank of Scotland Group PLC, Subordinated Notes:
1,015,000		5.000% due 11/12/13	912,330
440,000		5.050% due 1/8/15	382,090
		RSHB Capital, Loan Participation Notes:
1,960,000		Secured Notes, 7.125% due 1/14/14(a)	2,078,972
330,000		Senior Notes, 6.299% due 5/15/17(a)	333,713
4,855,000		Senior Secured Bonds, 6.299% due 5/15/17(a)	4,913,260
		Senior Secured Notes:
1,890,000		7.175% due 5/16/13(a)	2,008,125
1,880,000		9.000% due 6/11/14(a)	2,142,312
2,325,000		Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13(c)(g)	2,266,875
705,000		Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(c)(g)	757,875
		Total Commercial Banks	23,026,836
		Consumer Finance — 3.4%
428,000	EUR	Fiat Finance & Trade Ltd. SA, Senior Notes, 9.000% due 7/30/12(a)	666,430
		FMG Finance Pty Ltd.:
1,100,000	EUR	Senior Secured Bonds, 9.750% due 9/1/13(a)	1,600,558
2,635,000		Senior Secured Notes, 10.625% due 9/1/16(a)	2,928,144
11,760,000		Ford Motor Credit Co., LLC, Senior Notes, 12.000% due 5/15/15	13,651,008
2,180,000	EUR	GMAC International Finance BV, Euro Medium-Term Notes, 5.750% due 5/21/10	3,109,513
		GMAC LLC:
3,042,000		Senior Notes, 8.000% due 11/1/31(a)	2,768,220
337,000		Subordinated Notes, 8.000% due 12/31/18(a)	299,930
		SLM Corp., Senior Notes:
1,371,000	GBP	5.375% due 12/15/10	2,129,362
680,000		8.450% due 6/15/18	671,987
		Total Consumer Finance	27,825,152

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	19

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Diversified Financial Services — 5.6%
1,975,597	EUR	Boats Investments (Netherlands) BV, Secured Notes, 8.239% due 12/15/15(b)(c)	$1,132,847
1,490,000		Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities, 10.250% due 8/15/39	1,736,617
3,070,000		CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	2,505,888
		CIT Group Inc., Senior Secured Bonds:
287,040		7.000% due 5/1/13	269,818
430,560		7.000% due 5/1/14	400,959
430,560		7.000% due 5/1/15	387,504
1,467,601		7.000% due 5/1/16	1,298,827
4,894,641		7.000% due 5/1/17	4,270,574
470,000		Countrywide Capital III, Junior Subordinated Notes, 8.050% due 6/15/27	441,621
		Fresenius U.S. Finance II Inc., Senior Notes:
171,000	EUR	8.750% due 7/15/15(a)	280,682
1,870,000		9.000% due 7/15/15(a)	2,066,350
		Galaxy Entertainment Finance Co., Ltd., Senior Notes:
1,000,000		5.456% due 12/15/10(a)(c)	1,005,000
1,000,000		9.875% due 12/15/12(a)	1,005,000
		General Electric Capital Corp., Subordinated Bonds:
2,161,000	EUR	4.625% due 9/15/66(a)(c)	2,354,405
1,298,000	EUR	5.500% due 9/15/67(a)(c)	1,451,383
260,000		International Lease Finance Corp., Medium-Term Notes, Senior Notes, 5.750% due 6/15/11	238,967
1,420,000	EUR	ISS Financing PLC, Senior Secured Bonds, 11.000% due 6/15/14(a)	2,203,581
2,285,000		JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(c)(g)	2,364,596
1,000,000		Leighton Finance International, Senior Bonds, 7.875% due 5/16/11	989,551
		Leucadia National Corp., Senior Notes:
770,000		7.750% due 8/15/13	776,738
2,070,000		8.125% due 9/15/15	2,121,750
670,000		MMG Fiduciary & Trust Corp., 6.750% due 2/1/16(a)	598,198
		TNK-BP Finance SA:
420,000		7.875% due 3/13/18(a)	434,700
		Senior Notes:
4,690,000		7.500% due 7/18/16(a)	4,871,738
190,000		7.500% due 7/18/16(a)	195,700
692,000		7.875% due 3/13/18(a)	714,490

See Notes to Financial Statements.

20	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Diversified Financial Services — 5.6% continued
		UPC Germany GmbH:
1,700,000		Senior Secured Bonds, 8.125% due 12/1/17(a)	$1,727,625
1,927,000	EUR	Senior Subordinated Notes, 9.625% due 12/1/19(a)	2,796,981
995,000		Vanguard Health Holdings Co., I LLC, Senior Discount Notes, 11.250% due 10/1/15	1,052,213
3,470,000		Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	3,613,138
		Total Diversified Financial Services	45,307,441
		Insurance — 1.1%
		American International Group Inc.:
1,225,000		Junior Subordinated Notes, 8.175% due 5/15/58(c)	817,687
		Medium-Term Notes, Senior Notes:
3,155,000		5.450% due 5/18/17	2,557,030
885,000		5.850% due 1/16/18	727,269
		Senior Notes:
830,000		5.050% due 10/1/15	693,257
1,865,000		8.250% due 8/15/18	1,753,572
1,590,000		Everest Reinsurance Holdings Inc., Subordinated Notes, 6.600% due 5/15/37(c)	1,184,550
1,205,000		MetLife Capital Trust IV, Junior Subordinated Notes, 7.875% due 12/15/37(a)	1,211,025
		Total Insurance	8,944,390
		Real Estate Investment Trusts (REITs) — 0.5%
960,000		DuPont Fabros Technology LP, Senior Notes, 8.500% due 12/15/17(a)	980,400
3,335,000		Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	3,234,950
		Total Real Estate Investment Trusts (REITs)	4,215,350
		Real Estate Management & Development — 0.8%
1,000,000		Agile Property Holdings Ltd., Senior Bonds, 9.000% due 9/22/13(a)	1,014,911
1,133,600		Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 16.209% due 6/30/15(a)(e)	283,400
709,000	GBP	Castle HoldCo 4 Ltd., Senior Secured Notes, 10.000% due 5/8/18(a)	1,156,629
		Realogy Corp.:
3,970,000		Senior Notes, 10.500% due 4/15/14	3,453,900
329,411		Senior Toggle Notes, 11.750% due 4/15/14(b)	273,411
		Total Real Estate Management & Development	6,182,251

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	21

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Thrifts & Mortgage Finance — 0.1%
500,000		Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27	$442,500
		TOTAL FINANCIALS	116,324,920
HEALTH CARE — 4.7%
		Biotechnology — 0.1%
990,000		Talecris Biotherapeutics Holdings Corp., Senior Notes, 7.750% due 11/15/16(a)	1,009,800
		Health Care Equipment & Supplies — 0.4%
		Biomet Inc.:
1,570,000		Senior Notes, 10.000% due 10/15/17	1,713,263
1,520,000		Senior Toggle Notes, 10.375% due 10/15/17(b)	1,656,800
		Total Health Care Equipment & Supplies	3,370,063
		Health Care Providers & Services — 4.2%
5,005,000		CRC Health Corp., Senior Subordinated Notes, 10.750% due 2/1/16	4,229,225
		HCA Inc.:
2,420,000		Debentures, 7.500% due 12/15/23	2,223,360
		Senior Secured Notes:
5,464,000		9.625% due 11/15/16(b)	5,928,440
1,400,000		7.875% due 2/15/20(a)	1,461,250
4,130,000		IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	4,202,275
		Tenet Healthcare Corp., Senior Notes:
1,477,000		9.000% due 5/1/15(a)	1,602,545
4,412,000		10.000% due 5/1/18(a)	4,963,500
		Universal Hospital Services Inc., Senior Secured Notes:
1,015,000		3.859% due 6/1/15(c)	860,213
970,000		8.500% due 6/1/15(b)	960,300
5,608,000		US Oncology Holdings Inc., Senior Notes, 7.178% due 3/15/12(b)(c)	5,271,520
1,575,000		US Oncology Inc., Senior Secured Notes, 9.125% due 8/15/17	1,661,625
		Total Health Care Providers & Services	33,364,253
		Pharmaceuticals — 0.0%
8,815,000		Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(d)(e)	11,900
		TOTAL HEALTH CARE	37,756,016
INDUSTRIALS — 8.5%
		Aerospace & Defense — 1.1%
1,400,000	EUR	Bombardier Inc., Senior Notes, 7.250% due 11/15/16(a)	2,057,144
250,000		Freedom Group Inc., Senior Secured Notes, 10.250% due 8/1/15(a)	266,562

See Notes to Financial Statements.

22	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†	SECURITY	VALUE

	Aerospace & Defense — 1.1% continued
7,467,001	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(b)	$4,592,206
1,860,000	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14(a)	1,897,200
	Total Aerospace & Defense	8,813,112
	Air Freight & Logistics — 0.4%
2,710,000	TGI International Ltd., Senior Notes, 9.500% due 10/3/17(a)	2,940,350
	Airlines — 1.8%
530,000	American Airlines Inc., Senior Secured Notes, 10.500% due 10/15/12(a)	556,500
	Continental Airlines Inc.:
220,000	9.250% due 5/10/17	223,575
1,595,000	Pass-Through Certificates, 7.339% due 4/19/14	1,455,437
6,830,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	5,805,500
	Delta Air Lines Inc.:
	Pass-Through Certificates:
2,165,000	7.711% due 9/18/11	2,132,525
1,688,787	8.954% due 8/10/14	1,503,020
860,000	Subordinated Notes, 9.750% due 12/17/16	875,050
	Senior Secured Notes:
870,000	9.500% due 9/15/14(a)	908,063
960,000	12.250% due 3/15/15(a)	964,800
	Total Airlines	14,424,470
	Building Products — 0.8%
1,500,000	Asia Aluminum Holdings Ltd., Senior Secured Bonds, 8.000% due 12/23/11(a)(d)(e)	240,000
3,425,000	Associated Materials Inc., Senior Discount Notes, 11.250% due 3/1/14	3,322,250
2,340,356	Nortek Inc., Senior Secured Notes, 11.000% due 12/1/13	2,457,373
300,000	USG Corp., Senior Notes, 9.750% due 8/1/14(a)	321,750
	Total Building Products	6,341,373
	Commercial Services & Supplies — 1.6%
1,525,000	ACCO Brands Corp., Senior Secured Notes, 10.625% due 3/15/15(a)	1,685,125
	Altegrity Inc., Senior Subordinated Notes:
310,000	10.500% due 11/1/15(a)	278,225
3,355,000	11.750% due 5/1/16(a)	2,906,269
1,768,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	1,798,940
970,000	Geo Group Inc., Senior Notes, 7.750% due 10/15/17(a)	997,887

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	23

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Commercial Services & Supplies — 1.6% continued
166,000	EUR	ISS Global A/S, Euro Medium-Term Notes, 4.750% due 9/18/10	$239,457
		RSC Equipment Rental Inc.:
2,875,000		Senior Notes, 9.500% due 12/1/14	2,892,969
1,690,000		Senior Secured Notes, 10.000% due 7/15/17(a)	1,846,325
		Total Commercial Services & Supplies	12,645,197
		Construction & Engineering — 0.3%
		Odebrecht Finance Ltd., Senior Notes:
1,140,000		7.500% due 10/18/17(a)	1,188,450
1,600,000		7.000% due 4/21/20(a)	1,626,000
		Total Construction & Engineering	2,814,450
		Machinery — 0.2%
1,420,000		American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	1,333,025
730,000		Trimas Corp., Senior Secured Notes, 9.750% due 12/15/17(a)	719,963
		Total Machinery	2,052,988
		Marine — 0.3%
2,300,000		Trico Shipping AS, Senior Secured Notes, 11.875% due 11/1/14(a)	2,406,375
		Road & Rail — 1.3%
		Kansas City Southern de Mexico, Senior Notes:
3,696,000		9.375% due 5/1/12	3,853,080
1,030,000		7.625% due 12/1/13	1,019,700
1,105,000		7.375% due 6/1/14	1,082,900
470,000		12.500% due 4/1/16	542,850
180,000		Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	209,700
3,721,000		RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17	3,976,819
		Total Road & Rail	10,685,049
		Trading Companies & Distributors — 0.7%
1,645,000		Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	1,655,281
505,000		Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15(a)	510,050
1,525,000		H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	1,534,531
2,545,000		Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)(e)	1,609,713
		Total Trading Companies & Distributors	5,309,575
		TOTAL INDUSTRIALS	68,432,939

See Notes to Financial Statements.

24	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

INFORMATION TECHNOLOGY — 1.4%
		IT Services — 0.7%
1,948,950		Ceridian Corp., Senior Notes, 12.250% due 11/15/15(b)	$1,851,503
2,160,000		First Data Corp., Senior Notes, 9.875% due 9/24/15	2,003,400
1,430,000		GXS Worldwide Inc., Senior Secured Notes, 9.750% due 6/15/15(a)	1,412,125
		Total IT Services	5,267,028
		Semiconductors & Semiconductor Equipment — 0.7%
490,000		Advanced Micro Devices Inc., Senior Notes, 8.125% due 12/15/17(a)	490,612
		Freescale Semiconductor Inc.:
		Senior Notes:
1,050,000		8.875% due 12/15/14	968,625
376,345		9.125% due 12/15/14(b)	334,477
1,245,000		Senior Subordinated Notes, 10.125% due 12/15/16	1,008,450
1,000,000	EUR	Sensata Technologies BV, Senior Subordinated Notes, 9.000% due 5/1/16	1,376,208
1,500,000		STATS ChipPAC Ltd., Senior Notes, 7.500% due 7/19/10	1,520,625
		Total Semiconductors & Semiconductor Equipment	5,698,997
		TOTAL INFORMATION TECHNOLOGY	10,966,025
MATERIALS — 12.2%
		Chemicals — 1.2%
1,650,000		Ashland Inc., Senior Notes, 9.125% due 6/1/17(a)	1,815,000
1,500,000	EUR	Cognis Deutschland GmbH & Co. KG, Senior Notes, 9.500% due 5/15/14(a)	2,225,586
2,275,000		Georgia Gulf Corp., Senior Secured Notes, 9.000% due 1/15/17(a)	2,309,125
730,000		Koppers Inc., Senior Notes, 7.875% due 12/1/19(a)	740,950
1,295,000		Solutia Inc., Senior Notes, 8.750% due 11/1/17	1,354,894
1,030,000		Terra Capital Inc., Senior Notes, 7.750% due 11/1/19(a)	1,107,250
		Total Chemicals	9,552,805
		Construction Materials — 0.3%
105,000		Headwaters Inc., Senior Secured Notes, 11.375% due 11/1/14(a)	109,988
1,570,000	EUR	HeidelbergCement AG, Senior Notes, 8.500% due 10/31/19	2,391,295
		Total Construction Materials	2,501,283
		Containers & Packaging — 1.7%
1,816,231	EUR	Ardagh Glass Group PLC, Senior Notes, 10.750% due 3/1/15(b)	2,356,310
640,000		Berry Plastics Escrow LLC/Berry Plastics Escrow Corp., Senior Secured Notes, 8.250% due 11/15/15(a)	646,400
1,604,000	EUR	Beverage Packaging Holdings Luxembourg II SA, Senior Notes, 9.500% due 6/15/17(a)	2,247,677

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	25

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Containers & Packaging — 1.7% continued
1,836,000	EUR	Clondalkin Industries BV, Senior Secured Notes, 8.000% due 3/15/14(a)	$2,368,798
1,000,000	EUR	Impress Holdings BV, Senior Bonds, 3.867% due 9/15/13(a)(c)	1,361,873
2,150,000		Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(d)(e)(f)	0
1,985,000		Solo Cup Co., Senior Secured Notes, 10.500% due 11/1/13(a)	2,123,950
2,190,000		Viskase Cos. Inc., Senior Secured Notes, 9.875% due 1/15/18(a)	2,217,375
		Total Containers & Packaging	13,322,383
		Metals & Mining — 4.6%
2,000,000		CII Carbon LLC, Senior Subordinated Notes, 11.125% due 11/15/15(a)	2,020,000
5,940,000		Evraz Group SA, Notes, 8.875% due 4/24/13(a)	5,945,940
4,290,000		Gerdau Holdings Inc., Senior Notes, 7.000% due 1/20/20(a)	4,429,425
4,935,000		Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	5,015,194
		Novelis Inc., Senior Notes:
3,275,000		7.250% due 2/15/15	3,135,812
440,000		11.500% due 2/15/15(a)	473,550
3,400,000		Prime Dig Pte Ltd., Notes, 11.750% due 11/3/14(a)	3,451,000
2,123,000		Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	2,229,150
690,000		Teck Resources Ltd., Senior Secured Notes, 10.250% due 5/15/16	807,300
5,705,000		Vale Overseas Ltd., Notes, 6.875% due 11/21/36	5,714,476
		Vedanta Resources PLC, Senior Notes:
3,830,000		8.750% due 1/15/14(a)	3,897,025
175,000		8.750% due 1/15/14(a)	179,813
		Total Metals & Mining	37,298,685
		Paper & Forest Products — 4.4%
3,481,219		Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)(d)	3,502,976
5,260,000		Appleton Papers Inc., Senior Secured Notes, 11.250% due 12/15/15(a)	4,477,575
2,495,000		Georgia-Pacific LLC, Senior Notes, 8.250% due 5/1/16(a)	2,657,175
2,000,000	EUR	Lecta SA, Senior Secured Notes, 3.339% due 2/15/14(a)(c)	2,322,351
		M-real Oyj, Senior Notes:
1,400,000	EUR	6.152% due 12/15/10(c)	1,956,796
2,250,000	EUR	9.250% due 4/1/13	2,765,855
		NewPage Corp., Senior Secured Notes:
106,000		10.000% due 5/1/12	76,320
3,085,000		11.375% due 12/31/14(a)	3,131,275
3,637,777		Newpage Holding Corp., Senior Notes, 7.564% due 11/1/13(b)(c)	1,114,069

See Notes to Financial Statements.

26	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Paper & Forest Products — 4.4% continued
2,333,000	EUR	PE Paper Escrow GmbH, Senior Secured Notes, 11.750% due 8/1/14(a)	$3,653,836
2,224,000		Sino-Forest Corp., Senior Bonds, 10.250% due 7/28/14(a)	2,435,280
1,400,000		Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	1,200,500
1,626,000	EUR	Smurfit Kappa Acquisitions, Senior Secured Notes, 7.750% due 11/15/19(a)	2,261,023
		Verso Paper Holdings LLC:
1,995,000		9.125% due 8/1/14	1,915,200
1,865,000		Senior Secured Notes, 11.500% due 7/1/14(a)	2,060,825
		Total Paper & Forest Products	35,531,056
		TOTAL MATERIALS	98,206,212
TELECOMMUNICATION SERVICES — 8.6%
		Diversified Telecommunication Services — 5.5%
5,190,000		Axtel SAB de CV, Senior Notes, 7.625% due 2/1/17(a)	5,112,150
1,820,000	EUR	BCM Ireland Preferred Equity Ltd., Senior Notes, 7.714% due 2/15/17(a)(b)(c)	1,169,381
1,210,000		CC Holdings GS V LLC, Senior Secured Notes, 7.750% due 5/1/17(a)	1,294,700
870,000		Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	682,950
1,550,000		Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(d)(e)	155
		Indosat Finance Co. BV, Senior Bonds:
310,000		7.750% due 11/5/10(a)	316,226
1,000,000		7.125% due 6/22/12(a)	1,006,055
1,650,000		Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	1,794,375
2,020,000		Intelsat Corp., Senior Notes, 9.250% due 8/15/14	2,085,650
7,550,000		Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.599% due 2/1/15	7,795,375
140,000		Intelsat Jackson Holdings Ltd., Senior Notes, 9.500% due 6/15/16	150,500
		Level 3 Financing Inc., Senior Notes:
3,045,000		12.250% due 3/15/13	3,242,925
2,605,000		9.250% due 11/1/14	2,474,750
2,535,000		Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	2,693,437
505,000		Quest Corp., Senior Notes, 8.375% due 5/1/16	544,138
1,880,000		Qwest Communications International Inc., Senior Notes, 8.000% due 10/1/15(a)	1,941,100
190,000		SBA Telecommunications Inc., Senior Notes, 8.250% due 8/15/19(a)	202,350

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	27

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†	SECURITY	VALUE

	Diversified Telecommunication Services — 5.5% continued
1,900,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(a)	$2,018,750
3,380,000	VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes, 8.375% due 4/30/13(a)	3,600,264
	Wind Acquisition Finance SA:
760,000	Senior Bonds, 12.000% due 12/1/15(a)	817,000
1,055,000	Senior Notes, 11.750% due 7/15/17(a)	1,157,863
1,930,000	Wind Acquisition Holdings Finance SpA, Senior Notes, 12.250% due 7/15/17(a)	1,910,700
2,060,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	2,106,350
1,688,135	World Access Inc., Senior Notes, 13.250% due 1/15/08(d)(e)(f)	11,817
	Total Diversified Telecommunication Services	44,128,961
	Wireless Telecommunication Services — 3.1%
2,320,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)(e)	2,799,059
3,145,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16	3,152,863
	Sprint Capital Corp., Senior Notes:
3,180,000	8.375% due 3/15/12	3,307,200
7,435,000	8.750% due 3/15/32	7,044,662
	True Move Co., Ltd.:
2,050,000	10.750% due 12/16/13(a)	1,988,500
7,320,000	Notes, 10.750% due 12/16/13(a)	7,100,400
	Total Wireless Telecommunication Services	25,392,684
	TOTAL TELECOMMUNICATION SERVICES	69,521,645
UTILITIES — 6.3%
	Electric Utilities — 1.1%
	EEB International Ltd.:
1,500,000	8.750% due 10/31/14(a)	1,627,500
2,150,000	Senior Bonds, 8.750% due 10/31/14(a)	2,332,750
5,740,000	Texas Competitive Electric Holdings Co. LLC, Senior Notes, 10.250% due 11/1/15	4,678,100
	Total Electric Utilities	8,638,350
	Gas Utilities — 0.3%
737,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	740,685
1,254,000	Xinao Gas Holdings Ltd., Senior Bond, 7.375% due 8/5/12	1,311,072
	Total Gas Utilities	2,051,757
	Independent Power Producers & Energy Traders — 4.8%
2,950,000	AES Corp., Senior Notes, 9.750% due 4/15/16(a)	3,245,000

See Notes to Financial Statements.

28	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†	SECURITY	VALUE

	Independent Power Producers & Energy Traders — 4.8% continued
6,015,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	$5,248,087
	Edison Mission Energy, Senior Notes:
2,365,000	7.500% due 6/15/13	2,234,925
1,015,000	7.750% due 6/15/16	867,825
1,115,000	7.200% due 5/15/19	850,188
2,025,000	7.625% due 5/15/27	1,382,063
	Energy Future Holdings Corp., Senior Notes:
3,640,000	10.875% due 11/1/17	2,993,900
18,308,320	11.250% due 11/1/17(b)	13,044,678
1,080,000	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31	977,400
965,196	Mirant Mid Atlantic LLC, Pass-Through Certificates, 9.125% due 6/30/17	1,013,455
2,245,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	2,230,969
	NRG Energy Inc., Senior Notes:
1,320,000	7.375% due 2/1/16	1,324,950
2,045,000	7.375% due 1/15/17	2,055,225
205,000	8.500% due 6/15/19	211,150
1,130,000	RRI Energy Inc., Senior Notes, 7.875% due 6/15/17	1,115,875
	Total Independent Power Producers & Energy Traders	38,795,690
	Multi-Utilities — 0.1%
830,000	Empresas Publicas de Medellin ESP, Senior Notes, 7.625% due 7/29/19(a)	917,150
	TOTAL UTILITIES	50,402,947
	TOTAL CORPORATE BONDS & NOTES (Cost — $663,285,548)	685,176,862
ASSET-BACKED SECURITY — 0.0%
FINANCIAL — 0.0%
	Diversified Financial Services — 0.0%
3,210,025	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(d)(e)(f) (Cost — $3,257,385)	0
COLLATERALIZED SENIOR LOANS — 3.5%
CONSUMER DISCRETIONARY — 1.4%
	Auto Components — 0.4%
3,468,448	Allison Transmission Inc., Term Loan B, 5.220% due 8/7/14(a)(c)	3,193,574
	Automobiles — 0.2%
1,972,160	Ford Motor Co., Term Loan, 3.876% due 11/29/13(a)(c)	1,832,465
	Media — 0.7%
392,621	Idearc Inc., Term Loan, 10.250% due 3/31/10(a)(c)(f)	387,517

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	29

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

		Media — 0.7% continued
2,000,000	EUR	Kabel Deutschland GmbH, Term Loan, 8.455% due 11/19/14(a)(b)(c)	$2,740,127
1,500,000	GBP	Virgin Media Inc., Term Loan B1, 3.625% due 9/30/12(c)	2,371,266
		Total Media	5,498,910
		Specialty Retail — 0.1%
		Michaels Stores Inc., Term Loan B:
424,930		2.676% due 10/31/13(a)(c)	385,093
571,860		4.813% due 7/31/16(a)(c)	539,897
		Total Specialty Retail	924,990
		Textiles, Apparel & Luxury Goods — 0.0%
2,725,775		Simmons Co., Term Loan, 8.345% due 2/15/12(a)(b)(c)	81,773
		TOTAL CONSUMER DISCRETIONARY	11,531,712
ENERGY — 0.5%
		Energy Equipment & Services — 0.5%
4,114,343		Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(a)(b)(c)(e)	3,538,335
FINANCIALS — 0.5%
		Real Estate Management & Development — 0.5%
4,000,000		Realogy Corp., Term Loan, 13.500% due 10/15/17(a)	4,243,332
INDUSTRIALS — 0.4%
		Aerospace & Defense — 0.2%
97,361		Hawker Beechcraft Acquisition Co., Term Loan, 2.598% due 3/26/14(a)(c)	73,264
1,641,189		Hawker Beechcraft, Term Loan B, 2.311% due 3/26/14(a)(c)	1,234,995
		Total Aerospace & Defense	1,308,259
		Airlines — 0.2%
2,280,063		United Airlines Inc., Term Loan B, 2.331% due 1/12/14(a)(c)	1,795,550
		Trading Companies & Distributors — 0.0%
2,664,344		Penhall International Corp., Term Loan, 10.600% due 4/1/12(a)(b)(c)	146,539
		TOTAL INDUSTRIALS	3,250,348
INFORMATION TECHNOLOGY — 0.2%
		Semiconductors & Semiconductor Equipment — 0.2%
1,484,669	EUR	Sensata Technologies BV, Euro Term Loan, 4.130% due 4/27/13(a)(c)	1,904,871
MATERIALS — 0.3%
		Chemicals — 0.2%
1,749,260		Lyondell Chemical Co., Term Loan, 5.795% due 6/3/10(a)(c)	1,821,418
		Containers & Packaging — 0.1%
497,442		Berry Plastics Group Inc., Term Loan C, 2.275% due 4/3/15(a)(c)	434,174
		TOTAL MATERIALS	2,255,592

See Notes to Financial Statements.

30	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
FACE AMOUNT†		SECURITY	VALUE

TELECOMMUNICATION SERVICES — 0.2%
		Diversified Telecommunication Services — 0.2%
1,000,000	EUR	Wind Finance SL SA, Term Loan, 8.000% due 11/26/14(c)	$1,446,333
		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $30,122,862)	28,170,523
CONVERTIBLE BONDS & NOTES — 0.3%
INDUSTRIALS — 0.3%
		Airlines — 0.0%
150,000		AMR Corp., Senior Notes, 6.250% due 10/15/14	156,188
		Marine — 0.3%
2,945,000		Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	2,407,537
		TOTAL CONVERTIBLE BONDS & NOTES (Cost — $2,660,305)	2,563,725
SOVEREIGN BONDS — 6.2%
		Brazil — 1.5%
		Brazil Nota do Tesouro Nacional, Notes:
868,000	BRL	10.000% due 7/1/10	500,559
20,325,000	BRL	10.000% due 1/1/12	11,299,579
		Total Brazil	11,800,138
		Colombia — 0.3%
2,339,000		Republic of Colombia, Senior Notes, 7.375% due 3/18/19	2,660,612
		Indonesia — 0.7%
		Republic of Indonesia:
7,064,000,000	IDR	11.000% due 9/15/25	777,196
14,826,000,000	IDR	10.250% due 7/15/27	1,542,963
2,990,000		Senior Bonds, 6.875% due 1/17/18(a)	3,281,525
		Total Indonesia	5,601,684
		Panama — 0.4%
3,322,000		Republic of Panama, 6.700% due 1/26/36	3,521,320
		Russia — 0.7%
5,063,780		Russian Foreign Bond-Eurobond, Senior Bond, 7.500% due 3/31/30(a)	5,766,379
		Turkey — 0.6%
		Republic of Turkey, Senior Notes:
3,500,000		7.500% due 7/14/17	3,990,000
1,130,000		7.000% due 3/11/19	1,237,350
		Total Turkey	5,227,350
		United Arab Emirates — 0.3%
1,940,000		MDC-GMTN B.V., Senior Notes, 5.750% due 5/6/14(a)	2,019,038
		Venezuela — 1.7%
20,343,000		Bolivarian Republic of Venezuela, 5.750% due 2/26/16(a)	13,324,665
		TOTAL SOVEREIGN BONDS (Cost — $45,061,762)	49,921,186

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	31

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 1.3%
CONSUMER DISCRETIONARY — 0.9%
	Media — 0.9%
150,842	Charter Communications Inc.(f)*	$5,354,891
46,296	Charter Communications Inc., Class A Shares*	1,643,508
4,945	SuperMedia Inc.(f)*	234,877
	TOTAL CONSUMER DISCRETIONARY	7,233,276
ENERGY — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
14,645	SemGroup Corp., Class A Shares(f)*	351,486
FINANCIALS — 0.1%
	Diversified Financial Services — 0.1%
24,708	CIT Group Inc.*	682,180
INDUSTRIALS — 0.0%
	Building Products — 0.0%
4,276	Nortek Inc.*	151,798
	Machinery — 0.0%
20	Glasstech Inc.(e)(f)*	0
	TOTAL INDUSTRIALS	151,798
MATERIALS — 0.2%
	Chemicals — 0.2%
104,731	Georgia Gulf Corp.*	1,820,225
TELECOMMUNICATION SERVICES — 0.0%
	Diversified Telecommunication Services — 0.0%
10,212	World Access Inc.(e)*	16
	TOTAL COMMON STOCKS (Cost — $13,212,145)	10,238,981
CONVERTIBLE PREFERRED STOCKS — 0.8%
FINANCIALS — 0.8%
	Diversified Financial Services — 0.8%
4,630	Bank of America Corp., 7.250%	4,069,770
25,100	Citigroup Inc., 7.500% due 12/15/12*	2,618,934
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $7,151,392)	6,688,704
ESCROWED SHARES — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Textiles, Apparel & Luxury Goods — 0.0%
2,000,000	Pillowtex Corp., 9.000% due 12/15/49(e)(f)* (Cost — $0)	0
PREFERRED STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.0%
	Media — 0.0%
9,048	CMP Susquehanna Radio Holdings Corp.(a)(e)(f)*	9

See Notes to Financial Statements.

32	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND
SHARES	SECURITY	VALUE

	Media — 0.0% continued
9	ION Media Networks Inc., Series B, 12.000%(e)(f)*	$0
	TOTAL CONSUMER DISCRETIONARY	9
FINANCIALS — 0.2%
	Consumer Finance — 0.2%
2,300	GMAC Inc., 7.000%(a)*	1,516,131
INDUSTRIALS — 0.0%
	Machinery — 0.0%
22	Glasstech Inc.(e)(f)*	0
	TOTAL PREFERRED STOCKS (Cost — $797,346)	1,516,140
WARRANTS
WARRANTS — 0.0%
2,639	Buffets Restaurant Holdings, Expires 4/28/14(e)(f)*	0
4,557	Charter Communications Inc., Expires 11/30/14*	22,783
10,340	CNB Capital Trust, Expires 3/23/19(a)(e)(f)*	11
1,250	Leap Wireless International Inc., Expires 4/15/10(a)(e)(f)*	0
5,121	Nortek Inc., Expires 12/7/14(f)*	65,291
15,416	SemGroup Corp., Expires 11/30/14(e)(f)*	0
1	Turbo Beta Ltd., Expires 11/1/14(e)(f)*	0
	TOTAL WARRANTS (Cost — $74,689)	88,085
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $765,623,434)	784,364,206
FACE AMOUNT†
SHORT-TERM INVESTMENT — 0.8%
	Repurchase Agreement — 0.8%
6,379,000	Morgan Stanley tri-party repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity — $6,379,004; (Fully collateralized by U.S. government agency obligation, 0.900% due 4/8/10; Market value — $6,511,578) (Cost — $6,379,000)	6,379,000
	TOTAL INVESTMENTS — 98.2% (Cost — $772,002,434#)	790,743,206
	Other Assets in Excess of Liabilities — 1.8%	14,613,035
	TOTAL NET ASSETS — 100.0%	$805,356,241

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(d)	The coupon payment on these securities is currently in default as of December 31, 2009.

(e)	Illiquid security.

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	33

Schedule of investments continued

December 31, 2009

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is $775,689,470.

Abbreviations used in this schedule:
BRL	—Brazilian Real
EUR	—Euro
GBP	—Great British Pound
IDR	—Indonesian Rupiah

See Notes to Financial Statements.

34	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

Statement of assets and liabilities

December 31, 2009

ASSETS:
Investments, at value (Cost — $772,002,434)	$790,743,206
Cash	327,296
Dividends and interest receivable	16,596,018
Receivable for securities sold	2,857,700
Unrealized appreciation of forward foreign currency contracts	2,626,446
Receivable for Fund shares sold	1,902,298
Principle paydown receivable	4,219
Prepaid expenses	60,242
Total Assets	815,117,425
LIABILITIES:
Payable for Fund shares repurchased	4,692,072
Foreign currency overdraft, at value (Proceeds — $2,425,167)	2,368,628
Payable for securities purchased	978,146
Investment management fee payable	539,737
Distributions payable	504,391
Distribution fees payable	202,425
Unrealized depreciation of forward foreign currency contracts	91,610
Trustees’ fees payable	191
Accrued expenses	383,984
Total Liabilities	9,761,184
TOTAL NET ASSETS	$805,356,241
NET ASSETS:
Par value (Note 7)	$1,180
Paid-in capital in excess of par value	1,010,031,928
Overdistributed net investment income	(947,368)
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(224,914,922)
Net unrealized appreciation on investments and foreign currencies	21,185,423
TOTAL NET ASSETS	$805,356,241
Shares Outstanding:
Class A	89,683,129
Class B	4,224,274
Class C	12,922,112
Class I	11,219,836
Net Asset Value:
Class A (and redemption price)	$6.81
Class B*	$6.84
Class C*	$6.88
Class I (and redemption price)	$6.81
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$7.11

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	35

Statement of operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:
Interest	$83,600,679
Dividends	479,057
Less: Foreign taxes withheld	(32,360)
Total Investment Income	84,047,376
EXPENSES:
Investment management fee (Note 2)	5,166,714
Distribution fees (Notes 2 and 5)	1,931,831
Transfer agent fees (Note 5)	554,558
Registration fees	65,182
Legal fees	52,489
Shareholder reports (Note 5)	47,394
Audit and tax	41,570
Custody fees	39,303
Insurance	13,889
Trustees’ fees	6,726
Miscellaneous expenses	1,206
Total Expenses	7,920,862
NET INVESTMENT INCOME	76,126,514
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Loss From:
Investment transactions	(101,719,258)
Swap contracts	(485,231)
Foreign currency transactions	(5,853,667)
Net Realized Loss	(108,058,156)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	311,971,255
Swap contracts	186,311
Foreign currencies	4,736,421
Change in Net Unrealized Appreciation/Depreciation	316,893,987
NET GAIN ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	208,835,831
INCREASE IN NET ASSETS FROM OPERATIONS	$284,962,345

See Notes to Financial Statements.

36	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2009	2008
OPERATIONS:
Net investment income	$76,126,514	$68,508,664
Net realized loss	(108,058,156)	(70,980,386)
Change in net unrealized appreciation/depreciation	316,893,987	(229,781,569)
Increase (Decrease) in Net Assets From Operations	284,962,345	(232,253,291)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(75,198,492)	(69,694,298)
Decrease in Net Assets From Distributions to Shareholders	(75,198,492)	(69,694,298)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	320,468,906	107,284,614
Reinvestment of distributions	66,372,224	56,510,117
Cost of shares repurchased	(258,990,427)	(280,857,798)
Increase (Decrease) in Net Assets From Fund Share Transactions	127,850,703	(117,063,067)
INCREASE (DECREASE) IN NET ASSETS	337,614,556	(419,010,656)
NET ASSETS:
Beginning of year	467,741,685	886,752,341
End of year*	$805,356,241	$467,741,685
*Includes (overdistributed) and undistributed net investment income, respectively, of:	$(947,368)	$902,593

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	37

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS A SHARES[1]	2009	2008	2007	2006[2]		2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$4.90	$7.92	$8.54	$8.36		$8.59
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.69	0.67	0.61	0.58		0.56
Net realized and unrealized gain (loss)	1.91	(3.01)	(0.61)	0.21		(0.22)
Total income (loss) from operations	2.60	(2.34)	—	0.79		0.34
LESS DISTRIBUTIONS FROM:
Net investment income	(0.69)	(0.68)	(0.62)	(0.61)		(0.57)
Total distributions	(0.69)	(0.68)	(0.62)	(0.61)		(0.57)
NET ASSET VALUE, END OF YEAR	$6.81	$4.90	$7.92	$8.54		$8.36
Total return[3]	56.50%	(31.37)%	(0.08)%	9.90%		4.08%
NET ASSETS, END OF YEAR (000s)	$611,139	$317,370	$594,940	$701,540		$693,116
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.19%	1.29%	1.34%	1.21%[4]		1.19%
Net expenses	1.19	1.29 [5]	1.34 [5]	1.21	[4],[6]	1.19
Net investment income	11.76	9.67	7.27	7.01		6.59
PORTFOLIO TURNOVER RATE	77%	52%	64%	76%		64%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.19%.

[5]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS B SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$4.92	$7.99	$8.59	$8.40	$8.65
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.67	0.65	0.59	0.53	0.49
Net realized and unrealized gain (loss)	1.91	(3.03)	(0.61)	0.21	(0.24)
Total income (loss) from operations	2.58	(2.38)	(0.02)	0.74	0.25
LESS DISTRIBUTIONS FROM:
Net investment income	(0.66)	(0.69)	(0.58)	(0.55)	(0.50)
Total distributions	(0.66)	(0.69)	(0.58)	(0.55)	(0.50)
NET ASSET VALUE, END OF YEAR	$6.84	$4.92	$7.99	$8.59	$8.40
Total return[3]	55.77%	(31.64)%	(0.37)%	9.17%	3.04%
NET ASSETS, END OF YEAR (000s)	$28,912	$27,105	$65,425	$98,450	$135,186
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.72%	1.70%	1.64%	1.99%[4]	2.02%
Net expenses	1.72	1.70 [5]	1.64 [5]	1.99 [4,6]	2.02
Net investment income	11.49	9.18	6.94	6.25	5.81
PORTFOLIO TURNOVER RATE	77%	52%	64%	76%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.98%.

[5]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	39

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS C SHARES[1]	2009	2008	2007	2006[2]		2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$4.95	$8.00	$8.63	$8.44		$8.68
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.68	0.65	0.59	0.55		0.52
Net realized and unrealized gain (loss)	1.92	(3.04)	(0.62)	0.22		(0.23)
Total income (loss) from operations	2.60	(2.39)	(0.03)	0.77		0.29
LESS DISTRIBUTIONS FROM:
Net investment income	(0.67)	(0.66)	(0.60)	(0.58)		(0.53)
Total distributions	(0.67)	(0.66)	(0.60)	(0.58)		(0.53)
NET ASSET VALUE, END OF YEAR	$6.88	$4.95	$8.00	$8.63		$8.44
Total return[3]	55.82%	(31.62)%	(0.48)%	9.46%		3.44%
NET ASSETS, END OF YEAR (000s)	$88,948	$58,041	$122,595	$177,338		$235,117
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.65%	1.67%	1.69%	1.71%[4]		1.73%
Net expenses	1.65	1.67 [5]	1.69 [5]	1.71	4,[6]	1.73
Net investment income	11.44	9.26	6.89	6.53		6.10
PORTFOLIO TURNOVER RATE	77%	52%	64%	76%		64%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.69%.

[5]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

40	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS I SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$4.90	$7.91	$8.53	$8.35	$8.59
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.72	0.70	0.64	0.61	0.59
Net realized and unrealized gain (loss)	1.90	(3.00)	(0.60)	0.21	(0.23)
Total income (loss) from operations	2.62	(2.30)	0.04	0.82	0.36
LESS DISTRIBUTIONS FROM:
Net investment income	(0.71)	(0.71)	(0.66)	(0.64)	(0.60)
Total distributions	(0.71)	(0.71)	(0.66)	(0.64)	(0.60)
NET ASSET VALUE, END OF YEAR	$6.81	$4.90	$7.91	$8.53	$8.35
Total return[3]	57.05%	(30.98)%	0.39%	10.29%	4.33%
NET ASSETS, END OF YEAR (000s)	$76,357	$65,226	$103,792	$215,963	$101,886
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.85%	0.86%	0.86%	0.86%[4]	0.83%
Net expenses	0.85 [5]	0.86 [6]	0.86 [6]	0.85 [4,7]	0.83
Net investment income	12.42	10.19	7.63	7.35	6.97
PORTFOLIO TURNOVER RATE	77%	52%	64%	76%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.84%.

[5]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.10%.

[6]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	41

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Global High Yield Bond Fund (formerly known as Legg Mason Partners Global High Yield Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 23, 2010, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

42	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$681,396,747	$3,780,115	$685,176,862
Asset-backed security	—	—	0	0
Collateralized senior loans	—	28,170,523	—	28,170,523
Convertible bonds & notes	—	2,563,725	—	2,563,725
Sovereign bonds	—	49,921,186	—	49,921,186
Common stocks	$4,297,727	5,589,768	351,486	10,238,981
Convertible preferred stocks	6,688,704	—	—	6,688,704
Escrowed shares	—	—	0	0
Preferred stocks	—	1,516,131	9	1,516,140
Warrants	—	22,783	65,302	88,085
Total long-term investments	$10,986,431	$769,180,863	$4,196,912	$784,364,206
Short-term investments†	—	6,379,000	—	6,379,000
Total investments	$10,986,431	$775,559,863	$4,196,912	$790,743,206
Other financial instruments:
Forward foreign currency contracts	—	2,534,836	—	2,534,836
Total	$10,986,431	$778,094,699	$4,196,912	$793,278,042

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	43

Notes to financial statements continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COMMON STOCKS	ESCROWED SHARES	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2008	$1,009,081	$0	$9	$0	$0	$0	$1,009,090
Accrued premiums /discounts	—	—	—	—	—	—	—
Realized gain/(loss)[1]	(14,026,006)	—	(5,150,363)	—	(9,241)	(9,954)	(19,195,564)
Change in unrealized appreciation (depreciation)[2]	14,757,387	—	5,048,954	—	5,404	9,680	19,821,425
Net purchases (sales)	(225,625)	—	452,886	—	3,846	65,576	296,683
Net transfers in and/or out of Level 3	2,265,278	—	—	—	—	—	2,265,278
Balance as of December 31, 2009	$3,780,115	$0	$351,486	$0	$9	$65,302	$4,196,912
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2009[2]	$(5,701)	—	$(101,400)	—	$1,914	$(274)	$(105,461)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a

44	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

foreign currency denominated fund transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary fund transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	45

Notes to financial statements continued

one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

46	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	47

Notes to financial statements continued

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

48	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	OVERDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	—	$15,882,990	$(15,882,990)
(b)	$(2,777,983)	2,777,983	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	49

Notes to financial statements continued

subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.800%
Next $1 billion	0.775
Next $3 billion	0.750
Over $5 billion	0.700

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar dominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.10%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with

50	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2009, LMIS and its affiliates received sales charges of approximately $52,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$1,000	$18,000	$2,000

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$584,211,888
Sales	480,378,127

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$78,482,553
Gross unrealized depreciation	(63,428,817)
Net unrealized appreciation	$15,053,736

At December 31, 2009, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	1,275,000	$1,827,676	2/17/10	$(53,463)
Euro	1,800,000	2,580,248	2/17/10	(38,147)
				(91,610)
Contracts to Sell:
British Pound	2,650,000	$4,279,188	2/17/10	$99,592
British Pound	1,170,000	1,889,302	2/17/10	42,731
British Pound	1,400,000	2,260,703	2/17/10	12,652
Euro	14,000,000	20,068,599	2/17/10	587,281
Euro	2,855,874	4,093,814	2/17/10	136,592
Euro	12,272,516	17,592,300	2/17/10	613,854
Euro	11,090,000	15,897,197	2/17/10	564,577
Euro	1,000,000	1,433,471	2/17/10	56,909

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	51

Notes to financial statements continued

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell: continued
Euro	2,400,000	$3,440,331	2/17/10	$144,328
Euro	3,800,000	5,447,191	2/17/10	275,073
Euro	2,325,000	3,332,821	2/17/10	92,857
				2,626,446
Net unrealized gain on open forward foreign currency contracts				$2,534,836

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2009.

ASSET DERIVATIVES[1]
	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Forward foreign currency contracts	$2,626,446	—	$2,626,446

LIABILITY DERIVATIVES[1]
	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Forward foreign currency contracts	$91,610	—	$91,610

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts	—	$(485,231)	—	$(485,231)
Forward foreign currency contracts	$(5,895,337)	—	—	(5,895,337)
Total	$(5,895,337)	$(485,231)	—	$(6,380,568)

52	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts	—	$186,311	—	$186,311
Forward foreign currency contracts	$4,522,092	—	—	4,522,092
Total	$4,522,092	$186,311	—	$4,708,403

During the year ended December 31, 2009, the Fund had average market values of $5,533,458 and $52,196,150 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively. At December 31, 2009, the Fund did not have any open credit default swap contracts (to sell) protection, but had an average notional balance of $2,159,385 during the year ended December 31, 2009.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES*
Class A	$1,198,356	$483,236	$20,399
Class B	210,944	29,808	6,366
Class C	522,531	35,768	10,112
Class I	—	5,746	1,417
Total	$1,931,831	$554,558	$38,294

*	For the period January 1, 2009, through September 8, 2009. Subsequent to September 8, 2009, these expenses were accrued as common fund expenses.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	53

Notes to financial statements continued

6. Distributions to shareholders by class

	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
Net Investment Income:
Class A	$55,609,666	$46,915,565
Class B	3,216,919	4,584,173
Class C	7,871,002	9,000,949
Class I	8,500,905	9,193,611
Total	$75,198,492	$69,694,298

7. Shares of beneficial interest

At December 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	48,606,102	$270,353,111	12,392,946	$82,770,776
Shares issued on reinvestment	8,430,186	49,535,939	6,182,592	40,485,720
Shares repurchased	(32,099,175)	(181,680,120)	(28,958,717)	(197,582,860)
Net increase (decrease)	24,937,113	$138,208,930	(10,383,179)	$(74,326,364)
Class B
Shares sold	771,185	$4,569,837	242,611	$1,531,973
Shares issued on reinvestment	402,222	2,319,826	372,742	2,380,473
Shares repurchased	(2,453,950)	(14,219,538)	(3,298,706)	(22,799,290)
Net decrease	(1,280,543)	$(7,329,875)	(2,683,353)	$(18,886,844)
Class C
Shares sold	3,218,775	$20,015,742	813,353	$5,591,915
Shares issued on reinvestment	1,045,185	6,100,280	851,201	5,436,122
Shares repurchased	(3,063,078)	(17,551,828)	(5,267,549)	(34,924,494)
Net increase (decrease)	1,200,882	$8,564,194	(3,602,995)	$(23,896,457)
Class I
Shares sold	4,153,508	$25,530,216	2,639,108	$17,389,950
Shares issued on reinvestment	1,475,374	8,416,179	1,275,682	8,207,802
Shares repurchased	(7,732,115)	(45,538,941)	(3,714,606)	(25,551,154)
Net increase (decrease)	(2,103,233)	$(11,592,546)	200,184	$46,598

54	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS B	CLASS C	CLASS I
Daily 1/29/2010	$0.049352	$0.046708	$0.047467	$0.051245

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2009	2008
Distributions paid from:
Ordinary Income	$75,198,492	$69,694,298

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$3,232,405
Capital loss carryforward*	(199,402,482)
Other book/tax temporary differences(a)	(26,005,177)
Unrealized appreciation/(depreciation)(b)	17,498,387
Total accumulated earnings/(losses) — net	$(204,676,867)

*	As of December 31, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2010	$(35,027,245)
12/31/2016	(60,064,174)
12/31/2017	(104,311,063)
$(199,402,482)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	55

Notes to financial statements continued

under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order,

56	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	57

Notes to financial statements continued

behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in

58	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. Briefing and oral argument are expected to occur during 2010.

Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report	59

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Global High Yield Bond Fund (formerly Legg Mason Partners Global High Yield Bond Fund), a series of Legg Mason Partners Income Trust, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Global High Yield Bond Fund as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 23, 2010

60	Legg Mason Western Asset Global High Yield Bond Fund 2009 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Global High Yield Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (Singapore) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management before the Meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or

Legg Mason Western Asset Global High Yield Bond Fund	61

Board approval of management and subadvisory agreements (unaudited) continued

Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

62	Legg Mason Western Asset Global High Yield Bond Fund

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high current yield funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2009 was below the median and above the median for the 10-year period. The Board noted the explanations from the Manager and the Subadvisers concerning the underperformance versus the peer group for the 1-, 3- and 5-year periods.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the

Legg Mason Western Asset Global High Yield Bond Fund	63

Board approval of management and

subadvisory agreements (unaudited) continued

preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as high current yield funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in

64	Legg Mason Western Asset Global High Yield Bond Fund

the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

***

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset Global High Yield Bond Fund	65

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Global High Yield Bond Fund (formerly known as Legg Mason Partners Global High Yield Bond Fund) (“the Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
ELLIOTT J. BERV
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of portfolios in fund complex over- seen by Trustee	59
Other board memberships held by Trustee	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter (1998 to 2008)
A. BENTON COCANOUGHER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Interim Dean, George Bush School of Government and Public Service, Texas A&M University (since 2009); Dean Emeritus and Professor, Emeritus, Mays School of Business, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)
Number of portfolios in fund complex over- seen by Trustee	59
Other board memberships held by Trustee	None

66	Legg Mason Western Asset Global High Yield Bond Fund

JANE F. DASHER
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
MARK T. FINN
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
RAINER GREEVEN
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Avica, Ltd (industrial and real estate holding) (since 2002)

Legg Mason Western Asset Global High Yield Bond Fund	67

Additional information (unaudited) continued

Information about Trustees and Officers

STEPHEN R. GROSS
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (1998 to 2003)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
RICHARD E. HANSON, JR.
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 To 2000)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
DIANA R. HARRINGTON
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

68	Legg Mason Western Asset Global High Yield Bond Fund

SUSAN M. HEILBRON
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
SUSAN B. KERLEY
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)
Number of portfolios In fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)
ALAN G. MERTEN
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

Legg Mason Western Asset Global High Yield Bond Fund	69

Additional information (unaudited) continued

Information about Trustees and Officers

R. RICHARDSON PETTIT
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	134
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street, New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (1999 to 2004)

70	Legg Mason Western Asset Global High Yield Bond Fund

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)
JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identify Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Legg Mason Western Asset Global High Yield Bond Fund	71

Additional information (unaudited) continued

Information about Trustees and Officers

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Accounting Manager at CAM (prior to 2003)
MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

72	Legg Mason Western Asset Global High Yield Bond Fund

Legg Mason Western Asset Global High Yield Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Western Asset Global High Yield Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Global High Yield Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009 based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010736 2/10 SR10-1025

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2008 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $190,900 in 2008 and $163,425 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $14,400 in 2008 and in $12,655 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus Supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,550 in 2008 and $11,650 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 2, 2010

By:	/s/ FRANCES M. GUGGINO
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: March 2, 2010